                                                                   EXHIBIT 10.29


                        TERMINATION AND RELEASE AGREEMENT


                  THIS TERMINATION AND RELEASE AGREEMENT (the "Agreement") is entered into as of this 1st day of October, 2000 by and among HEART HOSPITAL OF DTO, LLC, a North Carolina limited liability company (the "COMPANY"); DTO MANAGEMENT, INC., a North Carolina corporation ("DTO MANAGEMENT"); FRANCISCAN HEALTH SYSTEM OF THE OHIO VALLEY, INC., an Ohio non-profit corporation ("FHS"); and PROWELLNESS HEALTH MANAGEMENT SYSTEMS, INC., an Ohio corporation ("PROWELLNESS").

                                    RECITALS:

         A. The Company was formed on April 18, 1997 upon the filing of the Company's Articles of Organization;

         B. DTO Management and certain Investor Members (as defined in the Operating Agreement) entered into an Operating Agreement of Heart Hospital of DTO, LLC on or about April 18, 1997 (the "Original Agreement") setting forth the rights and obligations of Members of the Company;

         C. In December 1997, FHS and the other Members of the Company executed a First Amendment to Operating Agreement of Heart Hospital of DTO, LLC (the "First Amendment") the purpose of which was to admit FHS as a Member of the Company;

         D. On or about July 27, 1998, ProWellness and the other Members of the Company executed a Second Amendment to Operating Agreement of Heart Hospital of DTO, LLC (the "Second Amendment") in which Mercy Health Ventures, Inc. was admitted as a Member of the Company and FHS assigned its Membership Interest to ProWellness. For purposes of this Agreement, the Original Agreement, the First Amendment and the Second Amendment shall be collectively referred to as the "Operating Agreement";

         E. FHS and ProWellness have elected to cease the operation of their hospital adjacent to the Dayton Heart Hospital and as a result thereof and of certain other matters, disputes have arisen which the parties desire to resolve in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination of Membership. Effective as of October 1, 2000 (the "Termination Date") but subject to obtaining the approval required under
Section 3.3 of the Operating Agreement, FHS and ProWellness hereby convey to the Company and forfeit and cancel all of their right, title and interest in the Company, including, but not limited to, the Membership Interest of ProWellness in the Company and any and all rights to any return of Capital Contributions, its Capital Account and/or all distributions and allocations from the Company. As of the Termination Date and subject to the terms of this Agreement, ProWellness ceased to be a

Member of the Company and is deemed to have withdrawn therefrom, and FHS and ProWellness are released from their obligations and liabilities arising under the Operating Agreement, other than their obligations set forth in Section 5.9 of the Operating Agreement which shall remain in full force and effect. Without limitation, it is acknowledged and agreed that FHS and ProWellness have no further liability arising from or related to any guarantee fee or their obligation arising under Section 3.7(g) of the Operating Agreement. As of the Termination Date, FHS and ProWellness no longer have the right to elect an Investor Manager or to otherwise participate in the affairs or business of the Company.

         The parties hereto acknowledge that they have no further obligation or liability arising under the Standstill Agreement dated June 12, 2000 (the "Standstill Agreement") except that the terms of paragraphs 3, 4 and 5 thereof shall remain in full force and effect.

         The parties hereto further acknowledge that as part of the consideration for the conveyance of all of the right, title and interest of FHS and ProWellness in the Company as set forth above, the parties agree that they have no further obligation or liability arising under that certain sublease between the Company and FHS or its Affiliates regarding the space on the second floor of the building located at 1530 Needmore Road, Dayton, Ohio.

         2.       Real Estate Matters.

                  (a) Notwithstanding Section 1 above, the following agreements shall not be terminated as of the Termination Date and shall continue in full force and effect subject to those modifications agreed to by the parties as set forth herein (the "Real Estate Matters"):

                           (i) Limited Warranty Deed from Meredith Ann Trott, Trustee, to Heart Hospital of DTO, LLC dated June 1, 1998 and recorded June 4, 1998 in Microfiche No. 98-0369 A01 in the records of the Recorder of Montgomery County, Ohio;

                           (ii) Joint Driveway Agreement with Cross Parking and Sewer Easements between Franciscan Medical Center Dayton Campus and Heart Hospital of DTO, LLC dated June 1, 1998 and recorded June 4, 1998 in Microfiche No. 98-0369 A06 in the records of the Recorder of Montgomery County, Ohio; and

                           (iii) Storm Sewer Easement from Heart Hospital of DTO, LLC to Franciscan Medical Center Dayton Campus dated June 1, 1998 and recorded June 4, 1998 in Deed Microfiche No. 98-0369 B08 in the records of the Recorder of Montgomery County, Ohio.

                  (b) Notwithstanding anything herein to the contrary, by April 30, 2001, the restrictions placed upon the Hospital Property and contained in that certain Limited Warranty Deed described in Section 2(a)(i) hereof shall be terminated effective as of the

         Termination Date and the parties hereto agree to execute and record a mutually acceptable instrument evidencing such termination.

                  (c) By April 30, 2001, that certain Joint Driveway Agreement described in Section 2(a)(ii) hereof shall be modified as follows: (i) the cross-parking easements contained therein shall be terminated, (ii) FHS shall grant to the Company a temporary parking easement to permit patients and visitors to park in the surface parking lot across from the emergency room entrance of the Dayton Heart Hospital which shall remain in effect for so long as FHS or one of its affiliates owns fee simple title to such surface parking lot, and (iii) FHS shall grant to the Company all right, title and interest in and to three (3) signs as shown on Exhibit A attached hereto and Company shall be responsible for the maintenance of such signs.

                  (d) By April 30, 2001, that certain Skywalk Easement between Franciscan Medical Center Dayton Campus and Heart Hospital of DTO, LLC dated June 1, 1998 and recorded June 10, 1998 in Microfiche No. 98-0386 D10 in the records of the Recorder of Montgomery County, Ohio shall be terminated as of the Termination Date and the parties hereto agree to execute and record a mutually acceptable instrument evidencing such termination.

                  (e) FHS agrees to convey to the Company by limited warranty deed (the "Limited Warranty Deed") that certain parcel of land shown by the sketch attached hereto as Exhibit B (the "Parking Parcel"). The legal description for the Parking Parcel shall be mutually agreed upon by the parties and based upon a survey of the Parking Parcel and the real property on which the Dayton Heart Hospital is located (the "Hospital Property"), which survey shall be the responsibility of the Company. The Company shall obtain all necessary governmental approvals of the legal description for the Parking Parcel and, immediately upon notice of such approval from the Company, FHS shall deliver the Limited Warranty Deed to the Company. FHS agrees to cooperate with the Company (i) to finalize the legal description of the Parking Parcel, including, without limitation, obtaining any necessary governmental approvals, (ii) to combine the Parking Parcel with the Hospital Property, including, without limitation, any necessary governmental approvals and (iii) to obtain a title insurance policy for the Parking Parcel. The cost of the above-described survey, any necessary governmental approvals and the title insurance premium shall be the responsibility of the Company.

                  (f) FHS hereby agrees to use its best efforts to pursue the abandonment of the disputed right-of-way along Edwin C. Moses Boulevard for the benefit of FHS and the Company.

         3.       Mutual Release.

                  (a) FHS and ProWellness hereby release and discharge the Company, DTO Management and Affiliates of DTO Management and the other Members of the Company and their past and current Affiliates, directors, officers, trustees, employees, and attorneys from any and all claims, defenses setoffs, recoupments, grievances, injuries, controversies, debts, accounts, actions, causes of action, suits, sums of money, attorneys' fees, costs, damages, arbitrations, or demands whatsoever, known or unknown, in law or equity, under contract, tort, statute, regulation, or ordinance that FHS and ProWellness now have, ever had, or may have from the beginning of time until the date of this Agreement that arise out of or relate to (i) the Operating Agreement or the Membership of FHS and ProWellness or any other Person in the Company; (ii) the conduct of the affairs of the Company by DTO Management and Affiliates of DTO Management; and (iii) any representations or warranties made to FHS or ProWellness in connection with their entering into the Operating Agreement or any other agreement with the Company, DTO Management or the Affiliates of DTO Management; provided, however, that no party shall be released from any of its liabilities or obligations arising under or relating to (i) the terms of this Agreement or the exhibits hereto, (ii) the Real Estate Matters, or (iii) any party's rights to indemnification under the Operating Agreement with respect to claims made by a third party against a party hereto.

                  (b) The Company, DTO Management and Affiliates of DTO Management hereby release and discharge FHS and ProWellness and their past and current Affiliates, directors, officers, trustees, employees, and attorneys from any and all claims, defenses, setoffs, recoupments, grievances, injuries, controversies, debts, accounts, actions, causes of action, suits, sums of money, attorneys' fees, costs, damages, arbitrations, or demands whatsoever, known or unknown, in law or equity, under contract, tort, statute, regulation, or ordinance that the Company, DTO Management and Affiliates of DTO Management now have, ever had, or may have from the beginning of time until the date of this Agreement that arise out of or related to (i) the Operating Agreement or the Membership of DTO Management and Affiliates of DTO Management or any other Person in the Company; (ii) the participation in the conduct of the affairs of the Company by FHS and ProWellness; (iii) any representations or warranties made to the Company, DTO Management and Affiliates of DTO Management or other Members in connection with their entering into the Operating Agreement or any other agreement with the Company, FHS or ProWellness; provided, however, that no party shall be released from any of its liabilities or obligations arising under or relating to (i) the terms of this Agreement or the exhibits hereto,
         (ii) the Real Estate Matters, (iii) Section 5.9 of the Operating Agreement shall continue to apply to FHS, ProWellness and their Affiliates, but shall not apply to an unrelated third party as a result of such third party's purchase of any real property from FHS, ProWellness or their Affiliates, (iv) paragraphs 3, 4 and 5 of the Standstill Agreement or (v) any party's rights to indemnification under the Operating Agreement with respect to claims made by a third party against a party hereto. Further, this release is not intended to benefit any person not a party to this Agreement or expressly identified in this paragraph unless such party is an Affiliate of FHS.

                  (c) Each of the parties hereto shall use their commercially reasonable efforts not to, and to cause their respective affiliates and representatives not to disparage the other parties hereto or their business or operations.

         4.       Access to Medical Records.

                  (a) FHS and ProWellness have arranged for a third party record storage facility ("Storage Facility") to store and maintain medical records of FHS and ProWellness. FHS and ProWellness hereby agree to make, and shall cause Storage Facility to make, available to the Company, DTO Management and their Affiliates medical records pertaining to patients of Company as Company may reasonably request from time to time for reasonable purposes including, but not limited to, litigation, third party payor audits and disputes, compliance with the requirements of applicable standards of the Joint Commission on Accreditation of Healthcare Organizations (the "JCAHO") and state and federal laws and regulations, including without limitation, the Medicare Conditions of Participation and the Medicaid State Plan.

                  (b) FHS and ProWellness shall cooperate, and shall cause Storage Facility to cooperate, with the Company, DTO Management and their Affiliates to ensure that the Company, DTO Management and their Affiliates have reasonable access to the medical records as set forth at (a) above in a timely manner. This cooperation shall include, but not be limited to, ensuring the continued access to FHS and ProWellness and their Affiliates' information and records notwithstanding the discontinuation of the provision of services by FHS or ProWellness or their Affiliates' or the dissolution or termination of the corporate existence of FHS or ProWellness or their Affiliates'.

         5. Severability. Each provision of this Agreement is intended to be severable. If any term or provision hereof shall be determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such provision shall be severed from this Agreement and shall not affect the validity of the remainder of this Agreement. Furthermore, in lieu of each such invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be legal, valid and enforceable, and this Agreement shall be deemed reformed accordingly.

         6. Attorneys' Fees. Each party shall be responsible for its own legal fees related to negotiation and execution of this Agreement. In the event any of the parties hereto shall institute any action or proceeding against any of the other parties hereto relating to this Agreement, any unsuccessful party in such action or proceeding shall reimburse each successful party for its reasonable disbursements incurred in connection therewith and for its reasonable attorney's fees.

         7. Waiver; Consents. No consent or waiver, express or implied, by any party hereto to or of any breach or default by any other party in the performance by the other of its obligations hereunder shall be valid unless in writing and no such consent or waiver shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of the other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder. The granting of any consent or approval in any other instance by or on behalf of FHS or ProWellness or the Company or DTO

Management shall not be construed to waive or limit the need for such consent in any other or subsequent instance.

         8. Governing Law. This Agreement shall be governed by the substantive laws of the State of North Carolina without reference to its conflict of laws principles.

         9. Modification of Agreement. This Agreement constitutes the entire agreement among the parties hereto. To be effective, any modification of this Agreement must be in writing and executed by all of the parties to this Agreement.

         10. Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

         11. Interpretation. Whenever the context requires, all words used in the singular number shall be deemed to include the plural and vice versa, and each gender shall include any other gender. The use herein of the word "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably be included within the broadest possible scope of such general statement, term, or matter.

         12. Notices. All notices, requests, and communications required or permitted hereunder shall be in writing and shall be sufficiently given and deemed to have been received upon personal delivery or, if mailed, upon the first to occur of actual receipt or seventy-two (72) hours after being placed in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties as follows:

                  Company:              Heart Hospital of DTO, LLC
                                        707 S. Edwin C. Moses Blvd.
                                        Dayton, OH  45408
                                        Attention:  President

                  DTO Management:       DTO Management
                                        c/o MedCath Incorporated
                                        10720 Sikes Place, Suite 300
                                        Charlotte, North Carolina  28277
                                        Attention:  President, Hospital Division

                  Copy to:              Moore & Van Allen PLLC
                                        100 N. Tryon Street, Suite 4700
                                        Charlotte, North Carolina  28202-4003
                                        Attention:  Hal A. Levinson, Esq.

                  FHS or ProWellness:   Dinsmore & Shohl, LLP
                                        1900 Chemed Center
                                        225 E. Fifth Street
                                        Cincinnati, Ohio  45202
                                        Attention:  Clifford A. Roe, Jr., Esq.

Notice of a change in address of one of the parties shall be given in writing to the other party as provided above, but shall be effective only upon actual receipt.

         13. Counterparts; Effectiveness. This Agreement and all reproductions of an executed original (with reproduced signatures) shall be deemed to be original counterparts of this Agreement.

         14. Interpretation. This Agreement is the result of negotiations between the parties hereto and shall not be construed against any party as a consequence of its role, or the role of its counsel, in the drafting of this Agreement.

         15. Arbitration. Other than with respect to any claim or action for equitable or injunctive relief, any controversy, dispute or disagreement arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration, which shall be conducted in Columbus, Ohio in accordance with the American Arbitration Association's Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator may be entered into any court having jurisdiction thereof.

         16. Defined Terms. All capitalized terms not defined herein shall have the definitions ascribed to such terms in the Operating Agreement unless context dictates otherwise.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                 HEART HOSPITAL OF DTO, LLC

                                 By:      /s/ signature illegible
                                      ---------------------------------------
                                          President


                                 DTO MANAGEMENT, INC.

                                 By:      /s/ signature illegible
                                      ---------------------------------------
                                          President, Hospital Division


                                 FRANCISCAN HEALTH SYSTEM OF THE
                                 OHIO VALLEY, INC

                                 By:      /s/ signature illegible
                                      ---------------------------------------

                                 Title:   Acting President and CEO
                                       --------------------------------------


                                 PROWELLNESS HEALTH MANAGEMENT
                                 SYSTEMS, INC.

                                 By:      /s/ signature illegible
                                      ---------------------------------------

                                 Title:   Acting President & CEO
                                       --------------------------------------

Consented To:

[***]









[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

The undersigned acknowledges and agrees to be bound by the terms of this Agreement.

                                 FRANCISCAN MEDICAL CENTER-DAYTON CAMPUS

                                 By:      /s/ signature illegible
                                    ------------------------------------

                                 Title:   Acting President and CEO
                                       ---------------------------------

                                 Date:    3/30/01
                                      ----------------------------------

                                    EXHIBIT A

                                      Signs




[Plat attached of Dayton Heart Hospital].

                                    EXHIBIT B

                          Sketch of the Parking Parcel

[Plat attached of Parking Parcel.]


                                       A-2